UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2025

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange, NYSE Texas

8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on November 2, 2023, NexPoint Real Estate Finance, Inc. (the “Company”) commenced a continuous offering of its 9.00% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) pursuant to its shelf registration statement on Form S-3 (File No. 333-263300) authorizing the sale and issuance of up to 16,000,000 shares of Series B Preferred Stock. On March 14, 2025, the Company moved the continuous offering of Series B Preferred Stock to its shelf registration statement on Form S-3 (File No. 333-276177) filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 20, 2023 and declared effective on December 29, 2023 (the “Registration Statement”). On October 1, 2025, the Company filed amendment no. 1 to the prospectus supplement for the issuance and sale of a maximum of 3,482,858 shares of Series B Preferred Stock, for a total offering amount of 17,200,000 shares of Series B Preferred Stock as disclosed below.

On October 1, 2025, the operating partnership of the Company, NexPoint Real Estate Finance Operating Partnership, L.P. (the “Operating Partnership”), executed the Second Amendment to the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Partnership Agreement Amendment”), for the purpose of authorizing an additional 1,200,000 9.00% Series B Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series B Preferred Units”) having substantially the same designations, preferences and other rights as the Series B Preferred Stock of the Company. The Company expects to contribute the net proceeds from the sale of the Series B Preferred Stock from time to time to the Operating Partnership in exchange for the same number of Series B Preferred Units. Any such issuance of the Series B Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On October 1, 2025, the Company and NexPoint Securities, Inc. (the “Dealer Manager”), an affiliate of NexPoint Real Estate Advisors VII, L.P., the Company’s external manager, entered into a Second Amendment to Dealer Manager Agreement (the “Dealer Manager Amendment”) to add the Additional Shares (as defined below) to the Dealer Manager Agreement, dated as of November 2, 2023 and subsequently amended March 14, 2025, pursuant to which the Dealer Manager is the Company’s exclusive dealer manager in connection with the Company’s offering of Series B Preferred Stock.

The descriptions of the Partnership Agreement Amendment and Dealer Manager Amendment contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Partnership Agreement Amendment and Dealer Manager Amendment, which are filed as Exhibits 10.1 and 1.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 3.03. Material Modifications to Rights of Security Holders.

On October 1, 2025, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) the Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company classifying and designating an additional 1,200,000 shares (the “Additional Shares”) of the Company’s Series B Preferred Stock and as a result, there is currently an aggregate of 17,200,000 shares of Series B Preferred Stock authorized and classified. The preceding description of the Articles Supplementary contained in this Item 3.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03.

A summary of the material terms of the Series B Preferred Stock is set forth in the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2023.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On October 1, 2025, the Company filed with the SEC an amendment no. 1 to prospectus supplement (the “Prospectus Supplement”) under its Registration Statement to register the Additional Shares for sale in its continuous offering of Series B Preferred Stock pursuant to the Registration Statement.

As of October 1, 2025, the Company has sold 13,717,142 shares of Series B Preferred Stock. Pursuant to the Prospectus Supplement, the Company may issue a maximum of 3,482,858 shares of Series B Preferred Stock that remain available for offer and sale (inclusive of the Additional Shares), at a public offering price of $25.00 per share.

The Series B Preferred Stock are registered with the SEC pursuant to the Registration Statement under the Securities Act and will be offered and sold pursuant to the Prospectus Supplement, the previous prospectus supplement dated March 14, 2025 and the base prospectus dated December 29, 2023 relating to the Registration Statement.

The Company is filing this Current Report on Form 8-K to provide (i) the opinion of Ballard Spahr LLP with respect to certain matters of Maryland law in relation to the Series B Preferred Stock, which opinion is attached as Exhibit 5.1 hereto and (ii) the opinion of Winston & Strawn LLP with respect to the description of material U.S. federal income tax matters in relation to the Series B Preferred Stock, which opinion is attached hereto as Exhibit 8.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Second Amendment to Dealer Manager Agreement, by and between NexPoint Real Estate Finance, Inc. and NexPoint Securities, Inc. dated October 1, 2025
3.1	Articles Supplementary to the Articles of Amendment and Restatement of NexPoint Real Estate Finance, Inc., designating additional shares of the Company’s 9.00% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share
5.1	Opinion of Ballard Spahr LLP
8.1	Opinion of Winston & Strawn LLP
10.1	Second Amendment to Second Amended and Restated Operating Partnership Agreement of NexPoint Real Estate Finance Operating Partnership, L.P., dated October 1, 2025
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Paul Richards
Name: Paul Richards Title: Chief Financial Officer, Executive Vice President-Finance, Assistant Secretary and Treasurer

Date: October 1, 2025